Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gust Kepler, certify that:

(1)	I have reviewed this annual report on Form 10-K/A (Amendment No. 1) of Blackboxstocks Inc.;

(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

May 19, 2022	/s/ Gust Kepler
Gust Kepler
Principal Executive Officer